UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2010

U.S. Global Investors, Inc.
 (Exact name of registrant as specified in its charter)

Texas	0-13928	74-1598370
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Callaghan Road, San Antonio, Texas	78229
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 210-308-1234

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

U.S. Global Investors, Inc. (the “Company”) held its Annual Meeting of Shareholders on October 13, 2010. Set forth below are the final voting results for each of the proposals submitted to a vote of the class C shareholders.

1.	Election of Directors	Votes For	Votes Against	Abstentions	Broker Non-Votes

	Frank E. Holmes	2,064,560	0	0	0
	Jerold H. Rubinstein	2,064,560	0	0	0
	Thomas F. Lydon, Jr.	2,064,560	0	0	0
	Roy Terracina	2,064,560	0	0	0

2.	Approval of Stock	Votes For	Votes Against	Abstentions	Broker Non-Votes

	Incentive Plan	2,064,560	0	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S.GLOBAL INVESTORS, INC.

Dated: October 18, 2010	By:	/s/ Catherine A. Rademacher

	Name:	Catherine A. Rademacher
	Title:	Chief Financial Officer